                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2000




AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
CENTURION BANK                                 FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust

     Utah          11-2869526                 333-91473             Delaware                      13-3854638          333-91473
(State or Other    (I.R.S. Employer          (Commission    (State or Other Jurisdiction of   (I.R.S. Employer     (Commission File
Jurisdiction of    Identification Number)     File Number)   Incorporation or Organization)  Identification Number       Number)
Incorporation or
Organization
           6985 UnionPark Center                                                        World Financial Center
            Midvale, Utah 84047                                                           200 Vesey Street
              (801) 565-5000                                                          New York, New York 10285
                                                                                            (212) 640-2000

                                         (Address, Including Zip Code, and Telephone Number,
                                Including Area Code, of each Registrant's Principal Executive Offices)
                             N/A                                                                     N/A
(Former Name or Former Address, if Changed Since Last Report)         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On May 19, 2000, the Registrant acquired approximately $1,500,000,000 of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 4 of Receivables in Additional Accounts, dated as of May 19, 2000, between the Originators and The Bank of New York, as Trustee of the Registrant, and (ii) the Supplemental Conveyance, dated as of May 19, 2000, between American Express Receivables Financing Corporation II and American Express Credit Corporation. The Assignment No. 4 in Additional Accounts and the Supplemental Conveyance are attached hereto as Exhibits
                  99.01 and 99.02, respectively.

Item 6.           Not Applicable.

Item 7.           Exhibits.


Exhibit 99.01 Assignment No. 4 of Receivables in Additional Accounts, dated as of May 19, 2000, among American Express Centurion Bank, American Express Receivables Financing Corporation II and
                  The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of May 19, 2000, between American Express Receivables Financing Corporation II and American Express Credit Corporation.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         American Express Centurion Bank,
                                         on behalf of the American Express
                                         Credit Account Master Trust

                                         By:      /s/ Maureen Ryan
                                            -----------------------------
                                            Name:     Maureen Ryan
                                            Title:    Assistant Treasurer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         American Express Receivables Financing
                                           Corporation II

                                         on behalf of the American Express
                                         Credit Account Master Trust


                                         By:          /s/ Leslie R. Scharfstein
                                             ----------------------------------
                                            Name:     Leslie R. Scharfstein
                                            Title:    President

                                  EXHIBIT INDEX

Exhibit                    Description

Exhibit 99.01 Assignment No. 4 of Receivables in Additional Accounts, dated as of May 19, 2000, among American Express Centurion Bank, American Express Receivables Financing Corporation II and
                  The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of May 19, 2000, between American Express Receivables Financing Corporation II and American Express Credit Corporation.